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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Safeway Inc. on Form S-8 of our report dated March 8, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Safeway Inc. for the year ended December 29, 2001.


/s/ DELOITTE & TOUCHE LLP


San Francisco, California
March 22, 2002